CANADA 1 DESIGNER BRANDS INC. PERFORMANCE SHARE AGREEMENT This Agreement is entered into in Franklin County, Ohio. On the Grant Date, Designer Brands Inc., an Ohio corporation (the “Company”), has awarded to the Participant a Performance Award (the “Performance Shares” or “Award”), representing an unfunded unsecured promise of the Company to deliver Class A Common Shares, without par value, of the Company (the “Shares”) to the Participant as set forth herein. The Performance Shares have been granted pursuant to the Designer Brands Inc. 2014 Long-Term Incentive Plan, as amended and restated (the “Plan”), and shall be subject to all provisions of the Plan, which are incorporated herein by reference, and shall be subject to the provisions of this Performance Share Agreement (this “Agreement”). Performance Shares granted under the Plan are awarded as an incentive to contribute to the Company’s future success over a three-year period starting in the year of the Grant Date, with the amount of the payment determined based on performance over such period. By contrast, the Company and its subsidiaries have separate short-term incentive programs which are intended to reward recent past performance. Performance Shares allocated to Participants hereunder are therefore awarded in respect of services rendered by the Participant following the date of the Award. In no event may Performance Shares be awarded to a Participant for or in respect of services rendered in any period prior to the commencement of the calendar year in which the Performance Shares are awarded. Capitalized terms used in this Agreement which are not specifically defined shall have the meanings ascribed to such terms in the Plan. To the extent the terms and conditions set forth in this Agreement differ in any way from the terms and conditions set forth in the Plan, the terms of the Plan shall govern. 1. Vesting. (a) General. The right to receive the Shares underlying the Performance Shares shall be subject to the Company’s achievement of the three one-year Performance Goals described in Section 1(b) below. In addition to the requirement of achieving the Performance Goals, the right to receive the Shares underlying the Performance Shares shall be subject to the Participant’s satisfaction of the employment requirements described in Sections 1(d) and 3 of this Agreement. (b) Performance-Based Vesting. Subject to the service-based vesting and other terms in this Agreement, the number of Performance Shares that may become vested are based on the achievement of the Company’s goals during the three (3) consecutive one-year performance periods for the Company’s 2025, 2026, and 2027 fiscal years (the first period beginning February 2, 2025 and ending on January 31, 2026, the “First Performance Period”, the second period beginning February 1, 2026 and ending on January 30, 2027, the “Second Performance Period”, and the third period beginning January 31, 2027 and ending on January 29, 2028, the “Third Performance Period”). The number of Performance Shares that may vest for any Performance Period shall be based upon the level of achievement of the Performance Goals for that Performance Period. The Performance Goal and applicable payout range for the First Performance Period is set forth in the following table: Fiscal 2025 Performance Share Goal (first of three annual performance goals) Threshold Target Maximum DBI Adjusted Operating Income ($M) $51.31 $79.4 $88.7 Payout Range (as % of target) 50% 100% 200% 1 The Adjusted Operating Income threshold set forth in the table above is an estimate based on projected interest and tax expenses for fiscal 2025. The actual threshold will be determined after the completion of fiscal year 2025 based on two conditions:

2 1. The Adjusted Operating Income threshold will equal the minimum Adjusted Operating Income needed to cover the Company’s interest and tax expenses for fiscal 2025, as determined by the Committee in its sole discretion. 2. The Company’s Earnings per Share for fiscal 2025 must be positive. If the Company’s Earnings per Share for fiscal year 2025 is negative, then the payout percentage for the Performance Shares allocated to that year shall be 0% (and without regard to performance relative to the Adjusted Operating Income goal). *Adjusted Operating Income is a non-GAAP financial measure that means GAAP Operating Income as reported, adjusted to exclude any integration and restructuring expenses, impairment charges, acquisition costs, and any other adjustments as separately identified in the Company’s quarterly earnings releases. Adjusted Operating Income also excludes the effect of changes in foreign currency exchange rates from the budgeted exchange rate. If the Company’s financial performance is between the Threshold and the Maximum goals, the Committee will interpolate to calculate the number of Shares achieved and will round to the nearest whole number. Achievement of the Performance Goal and whether the Participant has satisfied the performance-based criteria sufficiently to be entitled to an Award shall be determined by the Committee. The Company will set forth applicable Performance Goals and payout ranges for the Second Performance Period and Third Performance Period in future notices to the Participant. The number of Shares calculated in accordance with the tables setting forth the Performance Goals and payout percentages for any Performance Period will be multiplied by one-third. Such one-third weighted product will be the maximum amount of Shares that may vest for any particular Performance Period. (c) Change in Control during the Performance Period. Notwithstanding Section 1(b), in the event of a Change in Control prior to the last day of the Third Performance Period and subject to the Participant’s continued employment through the date of the Change in Control, the Performance Goal for any remaining full or partial Performance Periods shall be deemed earned in full “at target” level as of the date of the Change in Control. If, however, the Change in Control occurs on or after the last day of a Performance Period, the number of Shares that may become vested for that completed Performance Period will be the number of Performance Shares determined by the Committee based on actual performance during such Performance Period, as calculated in accordance with Section 1(b) above. (d) Timing of Vesting. Except as otherwise provided in this Agreement, the number of Performance Shares previously calculated based upon the achievement of the Performance Goals shall vest on the third anniversary of the Grant Date (the “Vesting Date”) only if the Participant remains continuously employed through the Vesting Date. Vesting is further subject to the provisions of this Agreement. 2. Transferability. The Award generally shall not be transferrable except as otherwise provided under this Agreement and the Plan. 3. Termination of Employment. (a) General. Except as set forth below or as otherwise provided for in an Employment Arrangement (as defined in Section 14), if the Participant’s employment terminates prior to the Vesting Date, then the Participant’s Award will be cancelled and the Award shall be forfeited by the Participant effective as of the Termination Date. The Participant will thereupon cease to have any right or

3 entitlement to receive any Shares with respect to the cancelled Award. For the avoidance of doubt, a change in the capacity in which the Participant renders services to the Company and its Subsidiaries from an Employee to a Consultant, Director or other service provider shall not be considered continuous employment for purposes of this Agreement and such change in capacity shall result in cancellation and forfeiture of the Award. For purposes of this Agreement, “Termination Date” means the later of (i) the date that is the last day of any minimum statutory notice period applicable to the Participant pursuant to applicable employment standards legislation, (ii) the date designated by the Participant and the Company or an affiliate in a written Employment Arrangement, and (iii) if no written Employment Arrangement exists, the Participant’s last day of active and actual employment with the Company or any affiliate, whether that day is selected by agreement with the Participant, unilaterally by the Company or its affiliate or otherwise and whether advance notice (pursuant to contract, common or civil law) is or is not given to the Participant; and, in the case of (i), (ii) or (iii) above, without regard to or extension by any contractual, common law or civil law period of notice of termination, pay in lieu of notice of termination, severance pay or other damages paid or payable to the Participant, under contract or common or civil law, in or in respect of a period which follows the last day that the Participant actually and actively provides services to the Company. Accordingly, the right to vest in the Performance Shares will terminate on the Termination Date. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the Participant’s Performance Shares. (b) Death and Disability. If the Participant’s employment terminates by reason of Participant’s death or Disability prior to the vesting in full of the Award, then any unvested portion of the Award shall, except as otherwise provided in this Agreement, immediately vest in full and shall not be forfeited so long as the Performance Goal is achieved or the Participant’s termination of employment on account of death or Disability occurs during the Performance Period. If the Participant’s death or Disability occurs before completion of a Performance Period, the Performance Shares for that Performance Period and any remaining full Performance Periods shall vest in full “at target” level as of the date of the Participant’s death or Disability. If the Participant’s death or Disability occurs after a Performance Period, the Performance Shares, if any, for that completed Performance Period will vest as of the later to occur of (i) the date that the Committee certifies performance in accordance with Section 1(b) above or (ii) the date of the Participant’s termination of employment on account of death or Disability, in either case, based on actual performance during the Performance Period, as determined by the Committee in accordance with Section 1(b) above. (c) Termination in Connection with a Change in Control. In the event of a Change in Control, if the Award is assumed or replaced by a successor corporation (or an affiliate thereto) or other successor or person, or otherwise continues following the Change in Control, and the Participant’s employment is terminated upon or within two years following the Change in Control on account of a termination of employment by the Company other than for Cause or by the Participant for Good Reason, the Performance Shares will vest on the date of such termination of employment. The number of Shares that vest will be the number determined in accordance with Section 1(c), and if applicable, Section 1(b), of this Agreement. 4. Payment. The Participant shall be entitled to receive from the Company (without any payment on behalf of the Participant other than as described in Section 8) the whole Shares represented by the Award (and cash for any fractional Share interest); provided, however, that in the event that such Award vests prior to the Vesting Date as a result of the death or Disability of the Participant or as a result of a termination by the Company without Cause or by the Participant for Good Reason upon or within two years following a Change in Control, the Participant shall be entitled to receive the corresponding Shares from the Company on the date of such vesting; provided further that once the Performance Shares have vested under this Agreement, the Committee will determine the number of Shares represented by the Performance Shares and deliver the total number of Shares (and cash for any fractional Share interest) due to the Participant as soon as administratively possible after the date of vesting (but in no event later than the 15th day of the third month after such date). In

4 the event of the Participant’s death, payment shall be made to the Participant’s designated beneficiary, or absent such designation, in accordance with the laws of descent and distribution. Notwithstanding any discretion in the Plan or anything to the contrary in this Agreement, the grant of the Performance Shares does not provide the Participant any right to receive a cash payment and the Performance Shares may be settled only in Shares. 5. Dividend Equivalents. To the extent that cash dividends are paid on Shares after the Grant Date and before the date the Participant receives the Shares subject to Performance Shares subject to this Agreement, the Performance Shares hereunder will be credited with an additional number of Performance Shares to reflect reinvested dividend equivalents with respect to the period of time between the Grant Date and the delivery of Shares under this Agreement. Such dividend equivalent credits will be equal in value (based on the reported dividend rate on the date dividends were paid) to the amount of dividends paid on the Shares represented by the Performance Shares under this Agreement. The Performance Shares will be credited with whole Performance Shares equal to the dollar amount of the reinvested dividend equivalents based on the Fair Market Value on the dividend payment dates. The Participant shall vest in the additional Performance Shares in accordance with Sections 1 and 3 of this Agreement in the same manner that the Participant vests in the original grant of Performance Shares. These additional Performance Shares will be distributed in whole Shares in accordance with Section 4 of this Agreement. If and to the extent that the underlying Performance Shares are forfeited, all related Performance Shares added to reflect reinvested dividend equivalents in accordance with this Section 5 shall also be forfeited. 6. Right of Set-Off. By accepting these Performance Shares, the Participant consents to a deduction from, and set-off against, any amounts owed to the Participant by the Company or a Subsidiary from time to time (including, but not limited to, amounts owed to the Participant as wages, severance payments or other fringe benefits) to the extent of the amounts owed to the Company or a Subsidiary by the Participant under this Agreement. 7. No Shareholder Rights. The Participant shall have no rights of a shareholder with respect to the Performance Shares, including, without limitation, voting rights and actual dividend rights with respect to the Shares represented by the Performance Shares. 8. Withholding Tax. (a) Generally. The Participant is liable and responsible for all taxes owed in connection with the Award regardless of any action the Company and its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the Award. The Company does not make any representation or undertaking regarding the tax treatment or the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Participant’s tax liability. (b) Payment of Withholding Taxes. Prior to any event in connection with the Award (e.g., vesting or settlement) that the Company or employing Subsidiary determines may result in any domestic or foreign tax withholding obligation, whether national, federal, state, provincial or local, including any employment, payroll, social insurance tax, contribution, payment on account obligation or other amount required to be withheld or accounted for with respect to the Award (the “Tax Withholding Obligation”), the Participant is required to arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company or employing Subsidiary. Unless the Participant elects to satisfy the Tax Withholding Obligation by an alternative means that is then permitted by the Company or employing Subsidiary, the Participant’s acceptance of this Agreement constitutes the Participant’s instruction and authorization to the Company to surrender and cancel a portion of the Participant’s Performance Shares at the time when the Award becomes vested and payable as the Company or employing Subsidiary determines to be sufficient to

5 satisfy the Tax Withholding Obligation. To the extent the portion of the Participant’s Performance Shares which where surrendered and cancelled in accordance with this Section 8, or to the extent the portion of the Participant’s Performance Shares which were surrendered and cancelled is not sufficient to cover the Tax Withholding Obligation, the Participant shall be required to pay to the Company or employing Subsidiary, or make other arrangements satisfactory to the Company or employing Subsidiary to provide for the payment of, any Tax Withholding Obligation required to be withheld, collected or accounted for with respect to the Performance Shares and the Participant hereby authorizes the Company or employing Subsidiary to deduct an amount to satisfy the Tax Withholding Obligation from other compensation payable to the Participant. (c) Participant Liability. Regardless of any action the Company or employing Subsidiary takes with respect to any Tax Withholding Obligation, the Participant acknowledges that the ultimate liability for all taxes legally due by the Participant is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or employing Subsidiary. The Participant further acknowledges that the Company and its Subsidiaries (i) make no representations or undertakings regarding the treatment of any Tax Withholding Obligation in connection with any aspect of the Performance Shares, including the grant, vesting or settlement of the Performance Shares and the subsequent sale of any Shares acquired at settlement; and (ii) does not commit to structure the terms of the grant or any aspect of the Performance Shares to reduce or eliminate the Participant’s tax liability. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Company and its Subsidiaries may be required to collect, withhold or account for taxes in more than one jurisdiction. 9. Governing Law/Venue for Dispute Resolution. This Agreement shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of law, except to the extent superseded by the laws of the United States of America. The parties agree and acknowledge that the laws of the State of Ohio bear a substantial relationship to the parties and/or this Agreement and that the Award and benefits granted herein would not be granted without the governance of this Agreement by the laws of the State of Ohio. In addition, all legal actions or proceedings relating to this Agreement are subject to the non-exclusive jurisdiction of the state or federal courts located in Franklin County, Ohio and the parties executing this Agreement hereby consent to the personal jurisdiction of such courts. Any provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such provision, without invalidating or rendering unenforceable the remaining provisions of this Agreement. 10. Action by the Committee. The parties agree that the interpretation of this Agreement shall rest exclusively and completely within the sole discretion of the Committee. The parties agree to be bound by the decisions of the Committee with regard to the interpretation of this Agreement and with regard to any and all matters set forth in this Agreement. The Committee may delegate its functions under this Agreement to an officer of the Company designated by the Committee (hereinafter the “Designee”) to the extent permitted by applicable law. In fulfilling its responsibilities hereunder, the Committee or its Designee may rely upon documents, written statements of the parties or such other material as the Committee or its Designee deems appropriate. The parties agree that there is no right to be heard or to appear before the Committee or its Designee and that any decision of the Committee or its Designee relating to this Agreement shall be final and binding. 11. Prompt Acceptance of Agreement. The Award evidenced by this Agreement shall, at the discretion of the Committee, be forfeited if this Agreement is not manually executed and returned to the Company, or electronically executed by the Participant by indicating the Participant’s acceptance of this Agreement in accordance with the acceptance procedures set forth on the Company’s third-party equity plan administrator’s web site, within 90 days of the Grant Date.

6 12. Electronic Delivery and Consent to Electronic Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Award under and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, including the acceptance of the Award and the execution of this Agreement through electronic signature. 13. Notices. All notices, requests, consents and other communications required or provided under this Agreement to be delivered by the Participant to the Company will be in writing and will be deemed sufficient if delivered by hand, facsimile, nationally recognized overnight courier, or certified or registered mail, return receipt requested, postage prepaid, and will be effective upon delivery to the Company at the address set forth below: Designer Brands Inc. 810 DSW Drive Columbus, Ohio 43219 Attention: SVP Human Resources Facsimile: (614) 872-1475 With a copy to: Designer Brands Inc. 810 DSW Drive Columbus, Ohio 43219 Attention: Corporate Secretary Facsimile: (614) 872-1475 All notices, requests, consents and other communications required or provided under this Agreement to be delivered by the Company to the Participant may be delivered by e-mail or in writing and will be deemed sufficient if delivered by e-mail, hand, facsimile, nationally recognized overnight courier, or certified or registered mail, return receipt requested, postage prepaid, and will be effective upon delivery to the Participant. 14. Employment Agreement, Offer Letter or Other Arrangement. To the extent a written employment agreement, offer letter or other arrangement (“Employment Arrangement”) that was approved by the Committee or the Board of Directors or that was approved in writing by an officer of the Company pursuant to delegated authority of the Committee provides for greater benefits to the Participant with respect to vesting of the Award on termination of employment, than provided in this Agreement or in the Plan, then the terms of such Employment Arrangement with respect to vesting of the Award upon the termination of the Participant’s employment by reason of such specified events shall supersede the terms hereof to the extent permitted by the terms of the Plan. 15. Employment Standards. It is understood and agreed that all provisions of this Agreement and the Plan are subject to all applicable minimum requirements of applicable employment standards legislation and it is the intention of the Company and its affiliates to comply with such minimum requirements. Accordingly, to the extent that any applicable minimum requirement contained in applicable employment standards legislation applies to the Participant, this Agreement and the Plan shall (a) not be interpreted as in any way waiving or contracting out of such requirement, and (b) be interpreted to achieve compliance with such requirement. In the event that applicable employment standards legislation provides for superior rights or entitlements upon termination of employment or otherwise (“statutory entitlements”) than provided for under this Agreement and the Plan, the Company or affiliate, as applicable, shall provide the Participant with the Participant’s

7 minimum statutory entitlements in substitution for the Participant’s rights under this Agreement and the Plan. 16. Code Section 409A. This Agreement shall be interpreted in accordance with Code Section 409A so as to comply with an exception to Code Section 409A, or to the extent that this Agreement provides deferred compensation, to be in compliance with Code Section 409A. This Agreement is intended to be exempt from Code Section 409A under the “short term deferral” exception. References to termination of employment, and similar terms shall be interpreted in a manner consistent with the definition of “separation from service” under Code Section 409A, to the extent required by Code Section 409A. Notwithstanding anything to the contrary in this Agreement, if the Participant is a “specified employee” for purposes of Code Section 409A, then if necessary to avoid the imposition of additional taxes or interest under Code Section 409A, the Company shall not deliver the corresponding Shares otherwise payable upon the Participant’s termination of employment until the first business day after the date that is six months after the Participant’s “separation from service” under Code Section 409A. This Agreement shall be deemed to be modified to the maximum extent necessary to be in compliance with Code Section 409A’s rules. If the Participant is unexpectedly required to include in the Participant’s current year’s income any amount of compensation relating to this Award because of a failure to meet the requirements of Code Section 409A, then to the extent permitted by Code Section 409A, the Participant may receive a distribution of cash or Shares in an amount not to exceed the amount required to be included in income as a result of the failure to comply with Code Section 409A. In no event may the Participant directly or indirectly designate the calendar year of a payment, except as expressly permitted by Code Section 409A. Notwithstanding the foregoing, the Participant recognizes and acknowledges that Code Section 409A may impose certain taxes or interest charges upon the Participant for which the Participant is and shall remain solely responsible. 17. Entire Agreement. Except as otherwise provided in this Agreement, this Agreement and the Plan are: (a) intended to be the final, complete, and exclusive statement of the terms of the agreement between the Participant and the Company with regard to the subject matter of this Agreement; (b) supersede all other prior agreements, communications and statements, whether written or oral, express or implied, pertaining to that subject matter; and (c) may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and not be explained or supplemented by evidence of consistent additional terms. 18. No Entitlement or Claims for Compensation. In connection with the acceptance of the grant of the Performance Shares under this Agreement, the Participant acknowledges the following: (a) the Plan is established voluntarily by the Company, the grant of the Performance Shares under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time; (b) the grant of the Performance Shares under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Shares, or benefits in lieu of them, even if Performance Shares have been granted repeatedly in the past; (c) all decisions with respect to future grants of Performance Shares, if any, will be at the sole discretion of the Committee; (d) the Participant is voluntarily participating in the Plan; (e) the Performance Shares and any Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company

8 and its Subsidiaries (including, as applicable, the Participant’s employer) and which are outside the scope of the Participant’s employment contract, if any; (f) the Performance Shares and any Shares acquired under the Plan are not to be considered part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) the Performance Shares and the Shares subject to the award are not intended to replace any pension rights or compensation; (h) the grant of Performance Shares and the Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company and its Subsidiaries; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. If the Participant vests in the Performance Shares and receives Shares, the value of the acquired Shares may increase or decrease. The Participant understands that the Company is not responsible for any foreign exchange fluctuation between the United States Dollar and the Participant’s local currency that may affect the value of the Performance Shares or the Shares; and (j) the Participant shall have no rights, claim or entitlement to compensation or damages as a result of the Participant’s cessation of employment (for any reason whatsoever, whether or not in breach of contract or local labor law or the terms of the Participant’s employment agreement, if any), insofar as these rights, claim or entitlement arise or may arise from the Participant’s ceasing to have rights under or be entitled to receive Shares under or ceasing to have the opportunity to participate in the Plan as a result of such cessation or loss or diminution in value of the Performance Shares or any of the Shares acquired thereunder as a result of such cessation, and the Participant irrevocably releases the Company and its Subsidiaries from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then the Participant shall be deemed to have irrevocably waived the Participant’s entitlement to pursue such rights or claim. 19. Data Privacy. (a) The Participant hereby explicitly, willingly and unambiguously consents to the collection, systematization, accumulation, storage, blocking, destruction, use, disclosure and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, the Participant’s employer, the Company or its Subsidiaries or affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. (b) The Participant understands that the Participant’s employer, the Company or its Subsidiaries or affiliates, as applicable, hold certain personal information and sensitive personal information about the Participant regarding the Participant’s employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or its Subsidiaries or affiliates, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”).

9 (c) The Participant understands that the Data may be transferred, including any cross-border, transfer to the Company, its Subsidiaries and affiliates and, any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Participant’s local human resources representative. 20. Clawback. Notwithstanding any provisions in this Agreement to the contrary, any compensation, benefits or payments provided hereunder (or profits realized from the sale of Shares delivered hereunder), shall be subject to recoupment and recapture to the extent necessary to comply with the requirements of Section 7.01 of the Plan, any Company-adopted policy and/or laws or regulations, including, but not limited to, the Designer Brands Inc. Compensation Recoupment Policy, or any successor or other clawback policy adopted consistent with Section 303A.14 of the Listed Company Manual of the NYSE, Section 10D of the Exchange Act, Rule 10D-1 under the Exchange Act, Section 304 of the Sarbanes Oxley Act of 2002, and any other applicable Exchange Act, stock exchange listing requirement, or any other rules and regulations promulgated thereunder from time- to-time with respect to such laws, regulations and/or securities exchange listing requirements, and which may operate to create additional rights for the Company with respect to this grant and recovery of amounts relating thereto. By accepting this Award, the Participant agrees and acknowledges that the Participant is obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover, recoup or recapture this Award or amounts paid under this Award pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover, recoup or recapture this Award or amounts paid under this Award from a Participant’s accounts, or pending or future compensation or other grants. 21. Securities Disclosure. (a) Prospectus Exemption. The participation of the Participant in the Plan is entirely voluntary and not obligatory. For the purposes of compliance with National Instrument 45-106 Prospectus Exemptions, the prospectus requirement does not apply to a distribution by an issuer in a security of its own issue with an employee, executive officer, director or consultant of the issuer or a related entity of the issuer, provided participation in the distribution is voluntary, and accordingly, the Common Stock acquired under the Plan are acquired pursuant to the prospectus exemptions under Canadian provincial and territorial securities laws, as applicable. (b) Resale Restrictions. Shares acquired under the Plan are subject to certain restrictions on resale imposed by Canadian provincial and territorial securities laws, as applicable. Notwithstanding any other provision of the Plan to the contrary, any transfer or resale of any Shares

10 acquired by a Participant pursuant to the Plan must be in accordance with the resale rules under applicable Canadian provincial and territorial securities laws, including (a) Ontario Securities Commission Rule 72-503 Distributions Outside Canada (“72-503”), if the Participant is a resident in the Province of Ontario; (b) National Instrument 45-102 Resale of Securities ( “45-102”), if the Participant is a resident in the Province of British Columbia; and (c) Alberta Securities Commission Rule 72-501 Distributions to Purchasers Outside Alberta (“72-501”), if the Participant is a resident in the Province of Alberta. In Ontario, the prospectus requirement does not apply to the first trade of shares issued in connection with the purchase rights, provided the conditions set forth in section 2.8 of 72-503 are satisfied. In British Columbia, the prospectus requirement does not apply to the first trade of shares issued in connection with the purchase rights, provided the conditions set forth in section 2.14 of 45-102 are satisfied. In Alberta, the prospectus requirement does not apply to the first trade of shares issued in connection with the purchase rights, provided the conditions set forth in section 2.10 of 72-501 are satisfied. The Shares acquired under the Plan may not be transferred or sold in Canada or to a Canadian resident other than in accordance with applicable provincial or territorial securities laws. The Company hereby advises the Participant to consult with his or her legal advisor prior to any resale of Shares. DESIGNER BRANDS INC. By: Name: David Giesman Its: Vice President, Global Total Rewards

11 ACCEPTANCE OF AGREEMENT The Participant hereby: (a) acknowledges that he or she has received a copy of the Plan, and a copy of the Plan description (Prospectus) pertaining to the Plan; (b) accepts this Agreement and the Performance Shares granted to him or her under this Agreement subject to all provisions of the Plan and this Agreement; (c) represents that he or she understands that the acceptance of this Agreement through an on-line or electronic system, if applicable, carries the same legal significance as if he or she manually signed this Agreement; and (d) agrees that no transfer of the Shares delivered in respect of the Performance Shares shall be made unless the Shares have been duly registered under all applicable U.S. Federal and state securities laws pursuant to a then-effective registration which contemplates the proposed transfer or unless the Company has received a written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration, and further agrees that additional restrictions on resale imposed by Canadian provincial and territorial securities laws may apply, as described in the Prospectus. The Participant acknowledges having read this Agreement and the Plan and, for the avoidance of any doubt: (a) confirms that the Participant has read and understood Section 3 of the Agreement, including the definition of “Termination Date”; (b) understands that Section 3 of the Agreement governs the Participant’s rights pursuant to this Award upon termination of the Participant’s employment; (c) understands that if the Participant’s employment ends for any reason other than because of death or Disability or termination of employment following a Change in Control, any unvested portion of this Award will immediately expire and be cancelled on the Termination Date. The Participant hereby waives the right to assert or argue that the Participant either (i) did not read the Agreement and/or the Plan or (ii) did not understand the consequences of Section 3 of the Agreement. The Participant understands that the Participant may at any time ask questions about the Award (including the consequences of Section 3 of the Agreement), by contacting the local human resources department of the Participant’s employer. The Participant acknowledges and agrees that the Participant has received good and sufficient consideration for entering into this Agreement, including the grant of the Performance Shares which is fully conditional on the Participant entering into this Agreement. ###REQUIRED_SIGNATURE### Participant’s Signature ###ACCEPTANCE_DATE### Date

12 NOTICE OF FISCAL 2025 PERFORMANCE SHARE GOAL UNDER THE DESIGNER BRANDS INC. 2024 PERFORMANCE SHARE AGREEMENT This Notice is provided to ###PARTICIPANT_NAME### (the “Participant”) under the Designer Brands Inc. Performance Share Agreement for fiscal 2024 (the “Agreement”), between Designer Brands Inc. (the “Company”) and the Participant. Terms not defined in this Notice will have the same meaning as under the Agreement. Section 1(b) of the Agreement provides that the performance-based vesting conditions applicable to the Performance Shares are based on the achievement of the Company’s goals during the three (3) consecutive one-year performance periods for the Company’s 2024, 2025, and 2026 fiscal years. It also provided the Performance Goal for the First Performance Period (i.e., for fiscal 2024) and added that the Company would set forth the applicable Performance Goals and payout ranges for the Second Performance Period and Third Performance Period (i.e., for Fiscal 2025 and Fiscal 2026, respectively) in future notices to the Participant. This Notice provides the Performance Goals and payout ranges for the Second Performance Period, beginning February 2, 2025, and ending January 31, 2026, under the Agreement. The number of Performance Shares that may vest for the Second Performance Period shall be based upon the level of achievement of the Performance Goals for this Performance Period. The Performance Goal and applicable payout range for the Second Performance Period is set forth in the following table: Fiscal 2025 Performance Share Goal (second of three annual performance goals) Threshold Target Maximum DBI Adjusted Operating Income ($M) $51.31 $79.4 $88.7 Payout Range (as % of target) 50% 100% 200% 1 The Adjusted Operating Income threshold set forth in the table above is an estimate based on projected interest and tax expenses for fiscal 2025. The actual threshold will be determined after the completion of fiscal year 2025 based on two conditions: 1. The Adjusted Operating Income threshold will equal the minimum Adjusted Operating Income needed to cover the Company’s interest and tax expenses for fiscal 2025, as determined by the Committee in its sole discretion. 2. The Company’s Earnings per Share for fiscal 2025 must be positive. If the Company’s Earnings per Share for fiscal year 2025 is negative, then the payout percentage for the Performance Shares allocated to that year shall be 0% (and without regard to performance relative to the Adjusted Operating Income goal). * Adjusted Operating Income is a non-GAAP financial measure that means GAAP Operating Income as reported, adjusted to exclude any integration and restructuring expenses, impairment charges, and any other adjustments as separately identified in the Company’s quarterly earnings releases. Adjusted Operating Income also excludes income or loss from the equity investment in Pro-Keds International S.R.L. and the effect of changes in foreign currency exchange rates from the budgeted exchange rate. If the Company’s financial performance is between the Threshold and the Maximum goals, the Committee will interpolate to calculate the number of Shares achieved and will round to the nearest whole number. Achievement of the Performance Goal and whether the Participant has satisfied the

13 performance-based criteria sufficiently to be entitled to an Award shall be determined by the Committee. In all other respects, the Agreement is still in effect, and its terms continue to govern the Award. DESIGNER BRANDS INC. By: Name: David Giesman Its: Vice President, Global Total Rewards ACCEPTANCE OF AGREEMENT The Participant hereby: (a) accepts this Notice as a supplement to the Agreement and subject to all provisions of the Plan and this Agreement; (b) represents that he or she understands that the acceptance of this Notice through an on-line or electronic system, if applicable, carries the same legal significance as if he or she manually signed the Notice; and (c) agrees that no transfer of the Shares delivered in respect of the Performance Shares shall be made unless the Shares have been duly registered under all applicable Federal and state securities laws pursuant to a then-effective registration which contemplates the proposed transfer or unless the Company has received a written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration. ###REQUIRED_SIGNATURE### Participant’s Signature ###ACCEPTANCE_DATE### Date